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                                                                   Exhibit 10.56




                     EIGHTH AMENDMENT TO CREDIT AGREEMENT


          THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT ("Eighth Amendment") is
                                                      ----------------
effective as of August 3, 1999, and is entered into by and among P-COM, INC., a Delaware corporation ("Borrower"); the financial institutions signatory hereto
                       --------
(each individually a "Lender" and collectively the "Lenders"); UNION BANK OF
                      ------                        -------
CALIFORNIA, N.A., for itself, as a Lender, and as administrative agent for Lenders (in such capacity, "Agent"); and BANK OF AMERICA NATIONAL TRUST AND
                            -----
SAVINGS ASSOCIATION (for itself, as a Lender, and as syndication agent for Lenders (in such capacity, "Syndication Agent").
                            -----------------

                                   RECITALS
                                   --------

          A. Borrower, Lenders, Agent, and Syndication Agent have entered into that certain Credit Agreement dated as of May 15, 1998, as amended (collectively, the "Credit Agreement"), pursuant to which Agent, Syndication
                    ----------------
Agent, and Lenders agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

          B.   Events of Default have occurred and are continuing under Sections
                                                                        --------
6.2(c), 6.2(d) and 6.2(w) of the Credit Agreement for the period ending and as
------  ------     ------
of June 30, 1999 (collectively, the "Applicable Defaults").
                                     -------------------

          C. Borrower has requested that Agent, Syndication Agent, and Lenders waive the Applicable Defaults and make certain amendments to the Credit Agreement in connection therewith. Agent, Syndication Agent, and Lenders are willing to do so subject to the terms and conditions of this Eighth Amendment.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Agent, and Syndication Agent hereby agree as follows:

          1.   Ratification and Incorporation of Credit Agreement and Other Loan
               -----------------------------------------------------------------
Documents.  Except as expressly modified under this Eighth Amendment, (a)
---------
Borrower hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated

                                       1
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herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each of Borrower and each other Loan Party acknowledges and agrees that as of August 3, 1999, the sum of (i) the aggregate outstanding principal amount of all Loans, plus (ii) the aggregate outstanding
                                           ----
Letter of Credit Usage was $29,750,000. Each of Borrower and each other Loan Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Debt.

          2.   Amendments to Credit Agreement.
               ------------------------------

               (a) The definition of "Qualified Financial Institution" is hereby deleted in its entirety and the following is substituted therefor:

               "Qualified Financial Institution":   Any Lender, or any
                -------------------------------
          commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000; provided, that, on and after the
                                            --------
          effective date of the Eighth Amendment to Credit Agreement, "Qualified
                                                                       ---------
          Financial Institution" shall mean Silicon Valley Bank.
          ---------------------

               (b) Section 2.5(a) is hereby amended by deleting the reference to
                   --------------
"$5,000,000" and substituting "$3,425,000" therefor.

               (c) Clause (vii) of Section 6.1(b) is hereby deleted in its
                                   --------------
entirety and the following is substituted therefor:

               (vii) as soon as available, but in any event contemporaneously with their delivery to any Qualified Financial Institution that purchases Borrower's accounts receivable, copies of all receivables agings, reports submitted to credit issuers, and accountings for the sale, collection of, and rebates on account of any accounts receivable transferred thereunder.

               (d) Clause (iii) of Section 6.2(f) is hereby amended by deleting
                                   --------------
the reference to "$25,000,000" and substituting "$7,000,000" therefor.

               (e) Clause (ii) of Section 6.2(l) is hereby deleted in its
                                  --------------
entirety and the following is substituted therefor:

                    (ii) the Borrower may assign and sell accounts receivable to any Qualified Financial Institutions pursuant to the Receivables Facilities; provided, that the total outstanding amount of all
                      --------
          purchased receivables under the Receivables Facilities shall not exceed $7,000,000 at any time; and provided, further, that the
                                             --------  -------
          Borrower shall not assign or sell any accounts receivable following the occurrence and during the continuation of a Potential Event of Default or an Event of Default;

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               (f) Section 7.1 shall be amended as follows: (i) the word "or"
                   -----------
shall be added to the end of paragraph (m); and (ii) a new paragraph (n) shall be added, which paragraph shall read as follows:

                   (n) the Borrower shall default on its obligations under (i) that certain Exchange Agreement dated June 4, 1999, between Marshall Capital Management, Inc. and Borrower, as modified by that certain waiver letter dated August 6, 1999, (ii) that certain Exchange Agreement dated June 4, 1999, between Capital Ventures International and Borrower, as modified by that certain waiver letter dated August 9, 1999, or (iii) that certain Exchange Agreement dated June 4, 1999, between Castle Creek Technology Partners LLC and Borrower, as modified by that certain waiver letter dated August 4, 1999, including, without limitation, Borrower's obligations under Section 5(d)(ii) of each such Exchange Agreement;

          3.   Delivery of Documents
               ---------------------

               (a) Projections.  On or before August 30, 1999, the Borrower
                   -----------
shall deliver to Agent an updated business plans and other projections, in form reasonably satisfactory to Agent, with respect to the Borrower and its Subsidiaries for the period from July 1, 1999 through and including December 31, 1999, it being understood that such business plans and other projections shall constitute reasonable good faith estimates of the Borrower as to the matters addressed therein but shall not constitute any guaranty, representation or warranty as to such matters. If Borrower has not delivered such updated projections to Agent and Lenders by such date, then such failure shall constitute an Event of Default.

               (b) Waiver Letters.  On or before August 12, 1999, the Borrower
                   --------------
shall deliver to Agent waiver letters extending the deadlines established in
Section 5(d)(ii) of each of the Exchange Agreements referred to in Section 2(f) of this Eighth Amendment, in form and substance reasonably satisfactory to Agent. If Borrower has not delivered such waiver letters to Agent and Lenders by such date, then such failure shall constitute an Event of Default.

          4.   Waivers by Agent and Lenders.  Subject to satisfaction of each of
               ----------------------------
the conditions set forth in Section 5 of this Eighth Amendment, Agent and
                            ---------
Lenders hereby waive the Applicable Defaults and agree that, with respect to the Applicable Defaults only, no Default or Event of Default shall be deemed to have occurred as a result thereof; provided, that such waiver shall not be deemed
                              --------
effective to the extent that any of the following has occurred (a) with respect to the Applicable Default under Section 6.2(c), Consolidated Tangible Net Worth
                                --------------
as of June 30, 1999 is less than $45,000,000; (b) with respect to the Applicable Default under Section 6.2(d), Consolidated Pre-Tax Income of the Borrower and
              --------------
its consolidated Subsidiaries for the fiscal quarter ending June 30, 1999 reflects a loss in excess of $(60,000,000); or
  (c) with respect to the Applicable Default under Section 6.2(w), Consolidated
                                                   --------------
EBITDA for the fiscal quarter ending June 30, 1999 is less than $(15,000,000).

          5.   Conditions to Effectiveness.  This Eighth Amendment shall become
               ---------------------------
effective on August 3, 1999 (the "Effective Date"), only upon satisfaction of
                                  --------------
each of the following conditions:

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               (a) receipt by Agent of this Eighth Amendment duly executed by
Borrower, Bank of America National Trust and Savings Association, as Syndication Agent and Lender, and Union Bank of California, N.A., as Agent and Lender;

               (b) receipt by Agent of the attached Guarantor Consents (individually, a "Guarantor Consent" and collectively, the "Guarantor
                  -----------------                         ---------
Consents"), duly executed by each Guarantor;
--------

               (c) receipt by Agent of the fully-executed Second Amendment to Intellectual Property Security Agreement, in form and substance satisfactory to Agent and its counsel;

               (d) receipt by Agent of copies of resolutions, in form and substance satisfactory to Agent and its counsel, of the Board of Directors or other authorizing documents of Borrower, authorizing the execution and delivery of this Eighth Amendment; and

               (e) the absence of any Potential Events of Default or Events of Default, after giving effect to Section 4 hereof.
                                ---------

          6.   Representations and Warranties.  In order to induce the Lenders
               ------------------------------
to enter into this Eighth Amendment, Borrower represents and warrants to Agent, Syndication Agent, and Lenders that the following statements are true, correct and complete as of the Effective Date of this Eighth Amendment:

               (a) Corporate Power and Authority.  Borrower has all requisite
                   -----------------------------
corporate power and authority to enter into this Eighth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Eighth Amendment (the "Amended Agreement").
                                                           -----------------
The Certificate of Incorporation and Bylaws of Borrower have not been amended since the copies previously delivered to Agent, Syndication Agent, and Lenders.

               (b) Authorization of Agreements.  The execution and delivery of
                   ---------------------------
this Eighth Amendment and the performance by Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

               (c) No Conflict.  The execution and delivery by Borrower of this
                   -----------
Eighth Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower, except to the extend not resulting in a Material Adverse Effect, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower, or (iv) any material agreement or instrument binding on Borrower, except to the extent not resulting in a Material Adverse Effect.

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               (d) Governmental Consents.  The execution and delivery by
                   ---------------------
Borrower of this Eighth Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (as such act is applicable to any Loan Party), which reports will be made in the ordinary course of business).

               (e) Binding Obligation.  This Eighth Amendment and the Amended
                   ------------------
Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

               (f) Incorporation of Representations and Warranties From Credit
                   -----------------------------------------------------------
Agreement.  The representations and warranties contained in Section 5.1 of the
---------                                                   -----------
Credit Agreement are correct in all material respects on and as of the Effective Date of this Eighth Amendment as though made on and as of such date, except (a) to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) to the extent that Borrower or any other Loan Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement.

               (g) Absence of Default.  After giving effect to Sections 2, 3 and
                   ------------------                          ----------  -
4 of this Eighth Amendment, no event has occurred and is continuing or will
-
result from the consummation of the transactions contemplated by this Eighth Amendment that would constitute an Event of Default or a Potential Event of Default.

          7.   Release.
               -------

               (a) Each Loan Party acknowledges that Agent, Syndication Agent, and Lenders would not enter into this Eighth Amendment without the Loan Parties' assurance that each Loan Party has no claims against Agent, Syndication Agent, or Lenders, or any of such parties' shareholders, officers, directors, employees, agents, or attorneys arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender. Except for the obligations arising hereafter under the Amended Agreement, each Loan Party, for itself and on behalf of its successors, assigns, and present and future shareholders, officers, directors, employees, agents, and attorneys, hereby remises, releases and forever discharges each of Agent, Syndication Agent, and each Lender and their respective present and former shareholders, officers, directors, employees, agents, attorneys, successors and assigns from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs that both (a) exist or may exist as of the Effective Date and (b) arise from or are otherwise related to the Credit Agreement or the other Loan Documents, any transaction contemplated thereby, the administration of the Loans and other financial accommodations made thereunder, the collateral security given in connection therewith, or any related discussions or negotiations, in each case

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whether known or unknown, suspected or unsuspected. Each Loan Party waives the provisions of California Civil Code section 1542, which states:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

               (b) The provisions, waivers and releases set forth in this section are binding upon each Loan Party and each Loan Party's shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of each Lender, Agent, Syndication Agent, and each such party's shareholders, agents, employees, officers, directors, assigns and successors in interest as parties to the Credit Agreement.

               (c) The provisions of this section shall survive payment in full of the obligations, full performance of all the terms of this Eighth Agreement and the Loan Documents, or Agent's or any Lender's actions to exercise any remedy available under the Loan Documents or otherwise.

               (d) Each Loan Party warrants and represents that each such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless each Lender, Agent, and Syndication Agent, from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

          8.   Entire Agreement.  This Eighth Amendment, together with the
               ----------------
Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Eighth Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          9.   Miscellaneous.
               -------------

               (a) Counterparts.  This Eighth Amendment may be executed in
                   ------------
identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Eighth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

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               (b) Headings.  Section headings used herein are for convenience
                   --------
of reference only, are not part of this Eighth Amendment, and are not to be taken into consideration in interpreting this Eighth Amendment.

               (c) Recitals.  The recitals set forth at the beginning of this
                   --------
Eighth Amendment are true and correct, and such recitals are incorporated into and are a part of this Eighth Amendment.

               (d) Governing Law.  THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY,
                   -------------
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

               (e) Effect.  Upon the effectiveness of this Eighth Amendment,
                   ------
from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (f) No Novation.  Except as expressly provided in this Eighth
                   -----------
Amendment, the execution, delivery, and effectiveness of this Eighth Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               (g) Conflict of Terms.  In the event of any inconsistency between
                   -----------------
the provisions of this Eighth Amendment and any provision of the Credit Agreement, the terms and provisions of this Eighth Amendment shall govern and control.

                                       7
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          IN WITNESS WHEREOF, this Eighth Amendment to Credit Agreement has been duly executed as of the date first written above.

                              P-COM, INC.


                              By: /s/ Robert E. Collins
                                 -------------------------------------
                              Name: Robert E. Collins
                                   -----------------------------------

                              Title: Vice President and
                                     Chief Financial Officer
                                    ----------------------------------

                              UNION BANK OF CALIFORNIA, N.A.,
                              as Agent and a Lender


                              By: /s/ Patricia Lee
                                 -------------------------------------

                              Name: Patricia Lee
                                   -----------------------------------
                              Title: Vice President
                                    ----------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Syndication Agent and a Lender

                              By: /s/ M. Duncan McDuffie
                                 --------------------------------------
                              Name: M. Duncan McDuffie
                                   ------------------------------------

                              Title: Managing Director
                                    -----------------------------------

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                              GUARANTOR CONSENTS

          Each of the undersigned hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Subsidiary Guaranty in favor of Agent dated as of May 15, 1998 (the "Guaranty"), (ii) acknowledges receipt of
                                        --------
a copy of the Eighth Amendment to Credit Agreement effective as of August 3, 1999 (the "Eighth Amendment"), (iii) consents to all of the provisions of the
           ----------------
Eighth Amendment, and (iv) acknowledges and agrees that nothing contained in the Eighth Amendment in any way affects the validity and enforceability of the Guaranty.


Effective as of August 3, 1999           CONTROL RESOURCES CORPORATION

                                         By: /s/ Warren Lazarow
                                            --------------------------
                                         Name: Warren Lazarow
                                              ------------------------

                                         Title: Secretary
                                               -----------------------


Effective as of August 3, 1999           P-COM NETWORK SERVICES, INC.

                                         By: /s/ Warren Lazarow
                                            --------------------------
                                         Name: Warren Lazarow
                                              ------------------------

                                         Title: Secretary
                                               -----------------------


Effective as of August 3, 1999           P-COM FINANCE CORPORATION

                                         By: /s/ Warren Lazarow
                                            --------------------------
                                         Name: Warren Lazarow
                                              ------------------------

                                         Title: Secretary
                                               -----------------------


Effective as of August 3, 1999           P-COM UNITED KINGDOM, INC.

                                         By: /s/ Warren Lazarow
                                            --------------------------
                                         Name: Warren Lazarow
                                              ------------------------

                                         Title: Secretary
                                               -----------------------


Effective as of August 3, 1999           TELEMATICS, INC.

                                         By: /s/ Warren Lazarow
                                            --------------------------
                                         Name: Warren Lazarow
                                              ------------------------

                                         Title: Secretary
                                               -----------------------

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